UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C., 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

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Filed by a party other than the registrant [   ]

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[ ] Preliminary proxy statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive proxy statement

[X] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-12

ESCO TECHNOLOGIES INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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9900A Clayton Road
St. Louis, MO 63124
December 22, 2010
Name
Address
City, State Zip Code
Dear ESCO Technologies Stockholder:
The 2011 Annual Meeting of the Stockholders of ESCO Technologies Inc. will be held at 9:30 A.M., St. Louis time on February 3, 2011 at the Company’s headquarters located at 9900A Clayton Road, St. Louis County, Missouri 63124. Stockholders of record at the close of business on December 3, 2010 are the stockholders entitled to vote at the Annual Meeting, which is for the purpose of considering and acting upon:
1.	the election of three directors of the Company, L.W. Solley, J.D. Woods and G.E. Muenster, each to serve for a three-year term expiring in 2014;

2.	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011;

3.	an advisory vote on executive compensation;

4.	an advisory vote to determine the frequency of future advisory votes on executive compensation; and

5.	such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

Your Board of Directors recommends a vote “FOR” proposals 1, 2, and 3 and for a THREE YEAR frequency on proposal 4 above.
The Company is making the proxy materials available in paper form on request and on the Internet. You may vote in any of the following ways:
1.	by Internet—To vote by Internet, go to http://www.cfpproxy.com/5157 to access the proxy materials and the instructions to vote online. You will need your Stockholder Control Number, which can be found in the lower right hand corner of this notice.

2.	by phone—To vote by phone, either (i) go to http://www.cfpproxy.com/5157 to access the proxy materials and the phone number which you can use to vote (which phone number is listed on page 2 of the Notice of the Annual Meeting/Proxy Statement), or (ii) call the toll-free number listed below to request paper copies of the proxy materials, which will include the voting phone number on the same page 2. You will need your Stockholder Control Number.

3.	by mail—To vote by mail, you must either (i) request a paper or e-mail copy of the proxy materials in accordance with the instructions below, or (ii) download the proxy card from the above web site. Then cast your vote on the proxy card, sign and return.

4.	in person—You may also vote in person at the Annual Meeting. Please contact the Company at 314-213-7200 to obtain directions.
To request a paper or e-mail copy of the proxy materials, you will need your Stockholder Control Number. Then, either:
•	Call our toll-free number, (800) 951-2405; or

•	Visit our web site at http://www.cfpproxy.com/5157; or

•	Send us an e-mail at fulfillment@rtco.com
and enter the Stockholder Control Number when prompted, or, if you send us an e-mail, enter it in the subject line.
You will have the opportunity to make your request for paper copies apply to all future annual stockholders meetings (which you may later revoke at any time), or only for the 2011 Annual Stockholders Meeting.
Thank you for your ongoing support.
ESCO Technologies Inc.
Stockholder Control Number

IMPORTANT NOTICE
REGARDING
THE AVAILABILITY OF
PROXY MATERIALS
FOR THE
STOCKHOLDERS
MEETING TO BE HELD ON
FEBRUARY 3, 2011
This notice is not a form for voting, and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail.
We encourage you to access and review those proxy materials before voting.
The 2010 Annual Report to Stockholders, Notice of the Annual Meeting/Proxy Statement and Proxy Card are available at http://www.cfpproxy.com/5157
If you wish to receive a paper or e-mail copy of these proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed in this notice on or before January 18, 2011 to facilitate timely delivery.